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                                                     PRICEWATERHOUSECOOPERS LLP
                                                     CHARTERED ACCOUNTANTS
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REPORT OF INDEPENDENT ACCOUNTANTS ON THE RECONCILIATION TO US GAAP

TO THE BOARD OF DIRECTORS
OF SUNCOR ENERGY INC.

Our audits of the consolidated financial statements referred to in our report dated January 16, 2002 appearing in the Annual Report to Shareholders of Suncor Energy Inc., which report and financial statements are incorporated by reference into this Form 40-F also included audits of the Reconciliation to US GAAP presented on pages 56 to 64 of this form 40-F. In our opinion, this Reconciliation to US GAAP is presented fairly, in all material respects, when read in conjunction with the related consolidated financial statements.


CHARTERED ACCOUNTANTS
CALGARY, ALBERTA
JANUARY 16, 2002





CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We hereby consent to the incorporation by reference in this Annual Report on Form 40-F of Suncor Energy Inc. for the year ended December 31, 2001 of our reports dated January 16, 2002 relating to the consolidated financial statements for the three years ended December 31, 2001 and relating to the Reconciliation to US GAAP for the three years ended December 31, 2001 (as set out on page 56 to 64 of the Form 40-F).

We also hereby consent to the incorporation by reference in the Registration Statement on Form F-10 (file No. 333-14242) of Suncor Energy Inc. of our reports dated January 16, 2002 relating to the consolidated financial statements for the three years ended December 31, 2001 and relating to the 2001 Reconciliation to US GAAP for the three years ended December 31, 2001 (as set out on pages 56 to 64 of the Form 40-F) which are incorporated by reference and appears, respectively, in this Form 40-F.


CHARTERED ACCOUNTANTS
CALGARY, ALBERTA
MARCH 28, 2002